EXHIBIT 99

                            Global Structured Finance

                             BoAALT 2004-06 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------



1. General Pool Characteristics

Pool Size: $182,966,029.89
Loan Count: 1,371
Cut-off Date: 2004-06-01
Avg. Loan Balance: $133,454.43
Avg. Orig. Balance: $133,583.63
W.A. FICO*: 739
W.A. Orig. LTV: 65.63%
W.A. Cut-Off LTV: 65.57%
W.A. Gross Coupon: 5.9702%
W.A. Net Coupon: 5.7147%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 7.55%
% over 100 COLTV: 0.00%
% with PMI: 7.55%
% over 80 with PMI: 98.80%
W.A. MI Coverage: 24.07%
W.A. MI Adjusted LTV: 63.94%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.85%
% Conforming: 100.00%

*     FICO not available for 5 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      <= 50,000                        2.86%
                      50,001 - 150,000                40.80
                      150,001 - 250,000               31.65
                      250,001 - 350,000               19.31
                      350,001 - 450,000                3.45
                      450,001 - 550,000                1.93
                      --------------------------------------
                      Total:                         100.00%

Average: $133,583.63
Lowest: $21,400.00
Highest: $516,300.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      <= 50,000                        2.86%
                      50,001 - 150,000                40.88
                      150,001 - 250,000               31.57
                      250,001 - 350,000               19.31
                      350,001 - 450,000                3.45
                      450,001 - 550,000                1.93
                      --------------------------------------
                      Total:                         100.00%

Average: $133,454.43
Lowest: $21,345.30
Highest: $516,300.00

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                            100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      30 YR FIXED                     98.09%
                      25 YR FIXED                      1.79
                      28 YR FIXED                      0.12
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                         Percent
                      --------------------------------------
                      4.876 - 5.000                    0.21%
                      5.001 - 5.125                    0.38
                      5.126 - 5.250                    1.41
                      5.251 - 5.375                    2.32
                      5.376 - 5.500                    4.71
                      5.501 - 5.625                    5.79
                      5.626 - 5.750                    9.71
                      5.751 - 5.875                   21.72
                      5.876 - 6.000                   17.72
                      6.001 - 6.125                   10.76
                      6.126 - 6.250                   16.78
                      6.251 - 6.375                    4.84
                      6.376 - 6.500                    1.74
                      6.501 - 6.625                    0.79
                      6.626 - 6.750                    0.38
                      6.751 - 6.875                    0.48
                      6.876 - 7.000                    0.03
                      7.126 - 7.250                    0.12
                      7.251 - 7.375                    0.11
                      --------------------------------------
                      Total:                         100.00%

W.A.: 5.970
Lowest: 5.000
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                        5.41%
                      750 - 799                       41.62
                      700 - 749                       33.10
                      650 - 699                       14.98
                      600 - 649                        4.37
                      N/A                              0.51
                      --------------------------------------
                      Total:                         100.00%

W.A.: 739
Lowest: 602
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Refinance-Cashout               38.45%
                      Purchase                        31.95
                      Refinance-Rate/Term             29.60
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                             51.54%
                      2-Family                        13.81
                      Condo                           10.85
                      4-Family                         7.96
                      3-Family                         6.75
                      PUD Detach                       5.71
                      PUD Attach                       2.19
                      Townhouse                        0.83
                      Condotel                         0.36
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                           12.11%
                      2055IE                          11.31
                      2065                             0.05
                      AVM                             19.25
                      Drive-By Form 704                0.15
                      FULL                            56.88
                      Tax Assessment                   0.24
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Reduced                         64.20%
                      Standard                        27.60
                      Stated                           5.92
                      Rapid                            1.00
                      All Ready Home                   0.77
                      No Ratio                         0.51
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Investor                        97.60%
                      Secondary                        2.40
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

14. PMI Providers

                      PMI Providers                  Percent
                      --------------------------------------
                      NONE                            92.45%
                      UGIC                             1.91
                      PMIC                             1.63
                      RGIC                             1.42
                      RMIC                             1.41
                      GEMIC                            0.90
                      TGIC                             0.20
                      MGIC                             0.08
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                      42.75%
                      Florida                         13.13
                      Virginia                         3.97
                      Texas                            3.52
                      Arizona                          2.87
                      Other                           33.76
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California             42.16%
                      Southern California             57.84
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      93117                            0.85%
                      89147                            0.78
                      95116                            0.53
                      91801                            0.52
                      37215                            0.52
                      Other                           96.81
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                      100.00%
                      --------------------------------------
                      Total:                         100.00%

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      300                              1.79%
                      336                              0.12
                      360                             98.09
                      --------------------------------------
                      Total:                         100.00%

W.A.: 358.9 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      295 - 300                        1.79%
                      301 - 342                        0.12
                      349 - 354                        0.35
                      355 - 360                       97.75
                      --------------------------------------
                      Total:                         100.00%

W.A.: 358.1 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age                Percent
                      --------------------------------------
                      0                               29.90%
                      1 - 6                           69.82
                      7 - 12                           0.28
                      --------------------------------------
                      Total:                         100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      <= 20.00                         0.99%
                      20.01 - 25.00                    1.18
                      25.01 - 30.00                    2.42
                      30.01 - 35.00                    2.34
                      35.01 - 40.00                    4.11
                      40.01 - 45.00                    3.81
                      45.01 - 50.00                    3.37
                      50.01 - 55.00                    4.18
                      55.01 - 60.00                    5.55
                      60.01 - 65.00                    8.54
                      65.01 - 70.00                   19.42
                      70.01 - 75.00                   14.37
                      75.01 - 80.00                   22.08
                      80.01 - 85.00                    0.66
                      85.01 - 90.00                    6.89
                      90.01 - 95.00                    0.08
                      --------------------------------------
                      Total:                         100.00%

W.A.: 65.63%
Lowest: 8.70%
Highest: 91.24%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                    Percent
                      --------------------------------------
                      <= 20.00                         0.99%
                      20.01 - 25.00                    1.18
                      25.01 - 30.00                    2.42
                      30.01 - 35.00                    2.34
                      35.01 - 40.00                    4.11
                      40.01 - 45.00                    3.81
                      45.01 - 50.00                    3.51
                      50.01 - 55.00                    4.04
                      55.01 - 60.00                    5.55
                      60.01 - 65.00                    8.54
                      65.01 - 70.00                   19.42
                      70.01 - 75.00                   14.45
                      75.01 - 80.00                   22.09
                      80.01 - 85.00                    0.57
                      85.01 - 90.00                    6.89
                      90.01 - 95.00                    0.08
                      --------------------------------------
                      Total:                         100.00%

W.A.: 65.57%
Lowest: 8.69%
Highest: 90.83%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-06 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------



1. General Pool Characteristics

Pool Size: $102,577,879.32
Loan Count: 654
Cut-off Date: 2004-06-01
Avg. Loan Balance: $156,846.91
Avg. Orig. Balance: $156,969.79
W.A. FICO*: 733
W.A. Orig. LTV: 79.53%
W.A. Cut-Off LTV: 79.47%
W.A. Gross Coupon: 6.0397%
W.A. Net Coupon: 5.7842%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 25.83%
% over 100 COLTV: 6.53%
% with PMI: 26.03%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.22%
W.A. MI Adjusted LTV: 72.13%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.61% %
Conforming: 100.00%

*     FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      <= 50,000                        0.54%
                      50,001 - 150,000                35.11
                      150,001 - 250,000               39.95
                      250,001 - 350,000               22.55
                      350,001 - 450,000                0.74
                      450,001 - 550,000                0.49
                      550,001 - 650,000                0.61
                      --------------------------------------
                      Total:                         100.00%

Average: $156,969.79
Lowest: $30,000.00
Highest: $630,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      <= 50,000                        0.54%
                      50,001 - 150,000                35.11
                      150,001 - 250,000               39.95
                      250,001 - 350,000               22.55
                      350,001 - 450,000                0.74
                      450,001 - 550,000                0.49
                      550,001 - 650,000                0.61
                      --------------------------------------
                      Total:                         100.00%

Average: $156,846.91
Lowest: $29,650.07
Highest: $629,416.49

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                            100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      30 YR FIXED                     98.46%
                      20 YR FIXED                      1.24
                      25 YR FIXED                      0.30
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                         Percent
                      --------------------------------------
                      4.626 - 4.750                    0.12%
                      4.751 - 4.875                    0.12
                      5.001 - 5.125                    0.10
                      5.126 - 5.250                    0.22
                      5.251 - 5.375                    1.24
                      5.376 - 5.500                    1.69
                      5.501 - 5.625                    2.34
                      5.626 - 5.750                    6.29
                      5.751 - 5.875                   22.87
                      5.876 - 6.000                   21.50
                      6.001 - 6.125                   14.44
                      6.126 - 6.250                   18.21
                      6.251 - 6.375                    7.01
                      6.376 - 6.500                    2.07
                      6.501 - 6.625                    0.84
                      6.626 - 6.750                    0.64
                      6.876 - 7.000                    0.08
                      7.501 - 7.625                    0.22
                      --------------------------------------
                      Total:                         100.00%

W.A.: 6.040
Lowest: 4.750
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                        3.35%
                      750 - 799                       31.36
                      700 - 749                       46.49
                      650 - 699                       17.41
                      600 - 649                        1.39
                      --------------------------------------
                      Total:                         100.00%

W.A.: 733
Lowest: 621
Highest: 831

--------------------------------------------------------------------------------

8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Purchase                        66.57%
                      Refinance-Cashout               18.21
                      Refinance-Rate/Term             15.22
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                             67.14%
                      PUD Detach                      11.73
                      Condo                            9.07
                      PUD Attach                       4.98
                      2-Family                         2.67
                      4-Family                         2.09
                      Townhouse                        1.38
                      3-Family                         0.93
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                            2.04%
                      2055IE                           6.89
                      2065                             0.27
                      AVM                              0.82
                      FULL                            89.98
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Standard                        48.82%
                      Stated                          40.13
                      No Ratio                        10.24
                      Rapid                            0.45
                      Reduced                          0.37
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Primary                        100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

14. PMI Providers

                      PMI Providers                  Percent
                      --------------------------------------
                      NONE                            73.97%
                      UGIC                            14.77
                      PMIC                             3.34
                      RGIC                             3.06
                      RMIC                             2.02
                      GEMIC                            1.88
                      MGIC                             0.52
                      TGIC                             0.43
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                      16.20%
                      Florida                         13.47
                      Texas                            7.88
                      Virginia                         5.97
                      Maryland                         5.65
                      Other                           50.83
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California             35.57%
                      Southern California             64.43
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      90402                            0.61%
                      22193                            0.55
                      28031                            0.53
                      33140                            0.50
                      60077                            0.49
                      Other                           97.31
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                      100.00%
                      --------------------------------------
                      Total:                         100.00%

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                               99.69%
                      1                                0.31
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      240                              1.24%
                      300                              0.30
                      360                             98.46
                      --------------------------------------
                      Total:                         100.00%

W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      235 - 240                        1.24%
                      295 - 300                        0.30
                      349 - 354                        0.08
                      355 - 360                       98.38
                      --------------------------------------
                      Total:                         100.00%

W.A.: 357.7 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age               Percent
                      --------------------------------------
                      0                              35.47%
                      1 - 6                           64.45
                      7 - 12                           0.08
                      --------------------------------------
                      Total:                         100.00%

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      <= 20.00                         0.03%
                      20.01 - 25.00                    0.28
                      25.01 - 30.00                    0.56
                      30.01 - 35.00                    0.24
                      35.01 - 40.00                    0.80
                      40.01 - 45.00                    0.91
                      45.01 - 50.00                    2.00
                      50.01 - 55.00                    1.94
                      55.01 - 60.00                    1.64
                      60.01 - 65.00                    2.33
                      65.01 - 70.00                    5.27
                      70.01 - 75.00                    7.76
                      75.01 - 80.00                   50.41
                      80.01 - 85.00                    2.04
                      85.01 - 90.00                    8.23
                      90.01 - 95.00                    1.15
                      95.01 - 100.00                   7.67
                      >= 100.01                        6.74
                      --------------------------------------
                      Total:                         100.00%

W.A.: 79.53%
Lowest: 15.06%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                    Percent
                      --------------------------------------
                      <= 20.00                         0.03%
                      20.01 - 25.00                    0.28
                      25.01 - 30.00                    0.56
                      30.01 - 35.00                    0.24
                      35.01 - 40.00                    0.80
                      40.01 - 45.00                    0.91
                      45.01 - 50.00                    2.00
                      50.01 - 55.00                    1.94
                      55.01 - 60.00                    1.64
                      60.01 - 65.00                    2.33
                      65.01 - 70.00                    5.33
                      70.01 - 75.00                    7.81
                      75.01 - 80.00                   50.30
                      80.01 - 85.00                    2.04
                      85.01 - 90.00                    8.38
                      90.01 - 95.00                    1.00
                      95.01 - 100.00                   7.89
                      >= 100.01                        6.53
                      --------------------------------------
                      Total:                         100.00%

W.A.: 79.47%
Lowest: 15.06%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-06 Group 3
                                     30YR NC
                            Collateral Summary Report

 -------------------------------------------------------------------------------



1. General Pool Characteristics

Pool Size: $37,862,167.22
Loan Count: 79
Cut-off Date: 2004-06-01
Avg. Loan Balance: $479,267.94
Avg. Orig. Balance: $479,693.95
W.A. FICO*: 728
W.A. Orig. LTV: 68.03%
W.A. Cut-Off LTV: 67.96%
W.A. Gross Coupon: 6.0114%
W.A. Net Coupon: 5.7559%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 5.51%
% over 100 COLTV: 1.05%
% with PMI: 5.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.58%
W.A. MI Adjusted LTV: 67.02%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.27%
% Conforming: 0.00%

*     FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      250,001 - 350,000                8.20%
                      350,001 - 450,000               34.39
                      450,001 - 550,000               30.22
                      550,001 - 650,000               12.86
                      650,001 - 750,000                5.67
                      750,001 - 850,000                2.22
                      1,150,001 - 1,250,000            6.44
                      --------------------------------------
                      Total:                         100.00%

Average: $479,693.95
Lowest: $342,000.00
Highest: $1,240,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      250,001 - 350,000                8.20%
                      350,001 - 450,000               34.39
                      450,001 - 550,000               30.22
                      550,001 - 650,000               12.86
                      650,001 - 750,000                5.67
                      750,001 - 850,000                2.22
                      1,150,001 - 1,250,000            6.44
                      --------------------------------------
                      Total:                         100.00%

Average: $479,267.94
Lowest: $341,659.53
Highest: $1,238,705.36

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                            100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      30 YR FIXED                    100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                         Percent
                      --------------------------------------
                      5.376 - 5.500                   10.35%
                      5.501 - 5.625                    1.96
                      5.626 - 5.750                    9.25
                      5.751 - 5.875                   19.50
                      5.876 - 6.000                   21.34
                      6.001 - 6.125                    8.38
                      6.126 - 6.250                   14.94
                      6.251 - 6.375                    8.69
                      6.376 - 6.500                    2.82
                      6.626 - 6.750                    1.72
                      6.876 - 7.000                    1.06
                      --------------------------------------
                      Total:                         100.00%

W.A.: 6.011
Lowest: 5.500
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                        5.34%
                      750 - 799                       31.47
                      700 - 749                       33.52
                      650 - 699                       24.31
                      600 - 649                        5.36
                      --------------------------------------
                      Total:                         100.00%

W.A.: 728
Lowest: 634
Highest: 818

--------------------------------------------------------------------------------

8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Purchase                        39.38%
                      Refinance-Rate/Term             34.80
                      Refinance-Cashout               25.82
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                             70.18%
                      PUD Detach                      20.03
                      Condo                            6.28
                      2-Family                         2.57
                      PUD Attach                       0.95
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                            2.20%
                      2055IE                           1.83
                      AVM                              1.84
                      FULL                            94.14
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Stated                          71.51%
                      Standard                        12.34
                      No Ratio                        11.94
                      Reduced                          1.82
                      Rapid                            1.47
                      All Ready Home                   0.93
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Primary                         97.70%
                      Investor                         2.30
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

14. PMI Providers

                      PMI Providers                  Percent
                      --------------------------------------
                      NONE                            94.49%
                      UGIC                             1.96
                      RMIC                             1.83
                      PMIC                             1.72
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                      54.07%
                      Florida                          7.52
                      Maryland                         6.06
                      Texas                            3.79
                      Washington                       3.50
                      Other                           25.07
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California             32.29%
                      Southern California             67.71
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      33156                            3.27%
                      90212                            3.17
                      92629                            3.10
                      92672                            2.56
                      20854                            2.22
                      Other                           85.68
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                      100.00%
                      --------------------------------------
                      Total:                         100.00%

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      360                            100.00%
                      --------------------------------------
                      Total:                         100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      355 - 360                      100.00%
                      --------------------------------------
                      Total:                         100.00%

W.A.: 359.2 months
Lowest: 356 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age                Percent
                      --------------------------------------
                      0                               34.17%
                      1 - 6                           65.83
                      --------------------------------------
                      Total:                         100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      20.01 - 25.00                    1.06%
                      35.01 - 40.00                    6.73
                      40.01 - 45.00                    3.96
                      45.01 - 50.00                    4.06
                      50.01 - 55.00                    5.09
                      60.01 - 65.00                   14.74
                      65.01 - 70.00                   13.29
                      70.01 - 75.00                   10.83
                      75.01 - 80.00                   34.75
                      80.01 - 85.00                    3.53
                      85.01 - 90.00                    0.92
                      >= 100.01                        1.05
                      --------------------------------------
                      Total:                         100.00%

W.A.: 68.03%
Lowest: 21.62%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                    Percent
                      --------------------------------------
                      20.01 - 25.00                    1.06%
                      35.01 - 40.00                    6.73
                      40.01 - 45.00                    3.96
                      45.01 - 50.00                    4.06
                      50.01 - 55.00                    5.09
                      60.01 - 65.00                   14.74
                      65.01 - 70.00                   14.20
                      70.01 - 75.00                    9.92
                      75.01 - 80.00                   34.75
                      80.01 - 85.00                    3.53
                      85.01 - 90.00                    0.92
                      >= 100.01                        1.05
                      --------------------------------------
                      Total:                         100.00%

W.A.: 67.96%
Lowest: 21.60%
Highest: 102.89%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-06 Group 4
                                 15YR - Upsized
                            Collateral Summary Report

--------------------------------------------------------------------------------



1. General Pool Characteristics

Pool Size: $121,200,029.26
Loan Count: 1,019
Cut-off Date: 2004-06-01
Avg. Loan Balance: $118,940.17
Avg. Orig. Balance: $119,641.14
W.A. FICO*: 742
W.A. Orig. LTV: 58.13%
W.A. Cut-Off LTV: 57.86%
W.A. Gross Coupon: 5.3008%
W.A. Net Coupon: 5.0453%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.79%
% over 100 COLTV: 0.00%
% with PMI: 3.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.82%
W.A. MI Adjusted LTV: 57.39%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.72%
% Conforming: 87.51%

*     FICO not available for 17 loans, or 2.6% of the aggregate pool balance.

--------------------------------------------------------------------------------



2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      <= 50,000                        5.62%
                      50,001 - 150,000                44.92
                      150,001 - 250,000               22.64
                      250,001 - 350,000               11.34
                      350,001 - 450,000                4.25
                      450,001 - 550,000                5.60
                      550,001 - 650,000                3.12
                      650,001 - 750,000                1.21
                      750,001 - 850,000                1.29
                      --------------------------------------
                      Total:                         100.00%

Average: $119,641.14
Lowest: $6,000.00
Highest: $795,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      <= 50,000                        5.66%
                      50,001 - 150,000                45.42
                      150,001 - 250,000               22.11
                      250,001 - 350,000               11.34
                      350,001 - 450,000                4.97
                      450,001 - 550,000                4.88
                      550,001 - 650,000                3.12
                      650,001 - 750,000                1.21
                      750,001 - 850,000                1.29
                      --------------------------------------
                      Total:                         100.00%

Average: $118,940.17
Lowest: $5,978.25
Highest: $792,266.33

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                            100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      15 YR FIXED                     99.46%
                      10 YR FIXED                      0.36
                      13 YR FIXED                      0.18
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                         Percent
                      --------------------------------------
                      4.126 - 4.250                    0.60%
                      4.251 - 4.375                    1.23
                      4.376 - 4.500                    1.69
                      4.501 - 4.625                    1.52
                      4.626 - 4.750                    2.91
                      4.751 - 4.875                    8.28
                      4.876 - 5.000                   12.23
                      5.001 - 5.125                    5.70
                      5.126 - 5.250                   10.03
                      5.251 - 5.375                   15.50
                      5.376 - 5.500                   19.81
                      5.501 - 5.625                    8.39
                      5.626 - 5.750                    7.92
                      5.751 - 5.875                    2.24
                      5.876 - 6.000                    1.00
                      6.001 - 6.125                    0.04
                      6.126 - 6.250                    0.33
                      6.251 - 6.375                    0.23
                      6.376 - 6.500                    0.13
                      6.501 - 6.625                    0.04
                      6.626 - 6.750                    0.07
                      7.251 - 7.375                    0.10
                      --------------------------------------
                      Total:                         100.00%

W.A.: 5.301
Lowest: 4.250
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                        7.74%
                      750 - 799                       41.21
                      700 - 749                       31.62
                      650 - 699                       13.34
                      600 - 649                        3.52
                      N/A                              2.58
                      --------------------------------------
                      Total:                         100.00%

W.A.: 742
Lowest: 606
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Refinance-Rate/Term             43.41%
                      Refinance-Cashout               39.01
                      Purchase                        17.58
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                             54.52%
                      2-Family                        11.92
                      Condo                            9.65
                      PUD Detach                       8.59
                      4-Family                         7.28
                      3-Family                         4.54
                      PUD Attach                       2.90
                      Townhouse                        0.59
                      Condotel                         0.02
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                            8.96%
                      2055IE                           8.58
                      2065                             0.03
                      AVM                             21.20
                      FULL                            60.89
                      Tax Assessment                   0.33
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Reduced                         46.88%
                      Standard                        27.83
                      Stated                          20.19
                      No Ratio                         2.78
                      All Ready Home                   1.95
                      Rapid                            0.37
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Investor                        74.92%
                      Primary                         19.74
                      Secondary                        5.34
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

14. PMI Providers

                      PMI Providers                  Percent
                      --------------------------------------
                      NONE                            96.17%
                      RMIC                             1.26
                      UGIC                             1.01
                      RGIC                             0.57
                      PMIC                             0.52
                      GEMIC                            0.33
                      MGIC                             0.09
                      TGIC                             0.05
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                      46.90%
                      Florida                         13.79
                      Texas                            5.42
                      Maryland                         3.65
                      Georgia                          3.52
                      Other                           26.72
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California             39.70%
                      Southern California             60.30
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      95117                            0.72%
                      34639                            0.69
                      91789                            0.67
                      92647                            0.67
                      94044                            0.66
                      Other                           96.59
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                      100.00%
                      --------------------------------------
                      Total:                         100.00%

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                               99.78%
                      1                                0.22
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                              100.00%
                      --------------------------------------
                      Total:                         100.00%

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      120                              0.36%
                      156                              0.18
                      180                             99.46
                      --------------------------------------
                      Total:                         100.00%

W.A.: 179.7 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      115 - 120                        0.36%
                      121 - 168                        0.18
                      169 - 174                        2.30
                      175 - 180                       97.16
                      --------------------------------------
                      Total:                         100.00%

W.A.: 178.8 months
Lowest: 115 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age                Percent
                      --------------------------------------
                      0`                              24.03%
                      1 - 6                           74.73
                      7 - 12                           1.25
                      --------------------------------------
                      Total:                         100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      <= 20.00                         1.99%
                      20.01 - 25.00                    2.37
                      25.01 - 30.00                    4.05
                      30.01 - 35.00                    5.21
                      35.01 - 40.00                    5.30
                      40.01 - 45.00                    6.61
                      45.01 - 50.00                    8.02
                      50.01 - 55.00                    6.88
                      55.01 - 60.00                    7.65
                      60.01 - 65.00                   11.84
                      65.01 - 70.00                   11.95
                      70.01 - 75.00                    9.83
                      75.01 - 80.00                   14.47
                      80.01 - 85.00                    0.55
                      85.01 - 90.00                    2.52
                      90.01 - 95.00                    0.72
                      95.01 - 100.00                   0.03
                      --------------------------------------
                      Total:                         100.00%

W.A.: 58.13%
Lowest: 8.13%
Highest: 95.14%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                    Percent
                      --------------------------------------
                      <= 20.00                         2.11%
                      20.01 - 25.00                    2.29
                      25.01 - 30.00                    4.05
                      30.01 - 35.00                    5.21
                      35.01 - 40.00                    5.30
                      40.01 - 45.00                    7.02
                      45.01 - 50.00                    7.61
                      50.01 - 55.00                    6.92
                      55.01 - 60.00                    7.93
                      60.01 - 65.00                   11.74
                      65.01 - 70.00                   11.84
                      70.01 - 75.00                    9.72
                      75.01 - 80.00                   14.47
                      80.01 - 85.00                    0.63
                      85.01 - 90.00                    2.44
                      90.01 - 95.00                    0.72
                      --------------------------------------
                      Total:                         100.00%

W.A.: 57.86%
Lowest: 8.10%
Highest: 94.66%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                         BoAALT 2004-06 Group 1 - Prelim
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $186,529,923.60
Loan Count: 1,404
Cut-off Date: 2004-06-01
Avg. Loan Balance: $132,856.07
Avg. Orig. Balance: $132,974.60
W.A. FICO*: 739
W.A. Orig. LTV: 65.54%
W.A. Cut-Off LTV: 65.48%
W.A. Gross Coupon: 5.9716%
W.A. Net Coupon: 5.7161%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 7.70%
% over 100 COLTV: 0.00%
% with PMI: 7.70%
% over 80 with PMI: 98.85%
W.A. MI Coverage: 23.91%
W.A. MI Adjusted LTV: 63.84%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.83%
% Conforming: 100.00%

* FICO not available for 6 loans, or 0.5% of the aggregate pool balance.

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      <= 50,000                         2.92%
                      50,001 - 150,000                 41.13
                      150,001 - 250,000                31.56
                      250,001 - 350,000                19.11
                      350,001 - 450,000                 3.39
                      450,001 - 550,000                 1.89
                      --------------------------------------
                      Total:                          100.00%

Average: $132,974.60
Lowest: $21,400.00
Highest: $516,300.00

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      <= 50,000                         2.92%
                      50,001 - 150,000                 41.21
                      150,001 - 250,000                31.48
                      250,001 - 350,000                19.11
                      350,001 - 450,000                 3.39
                      450,001 - 550,000                 1.89
                      --------------------------------------
                      Total:                          100.00%

Average: $132,856.07
Lowest: $21,345.30
Highest: $516,300.00

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                             100.00%
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------



5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      30 YR FIXED                      97.89%
                      25 YR FIXED                       1.98
                      28 YR FIXED                       0.12
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                         Percent
                      --------------------------------------
                      4.876 - 5.000                     0.21%
                      5.001 - 5.125                     0.38
                      5.126 - 5.250                     1.39
                      5.251 - 5.375                     2.28
                      5.376 - 5.500                     4.69
                      5.501 - 5.625                     5.75
                      5.626 - 5.750                     9.72
                      5.751 - 5.875                    21.55
                      5.876 - 6.000                    17.85
                      6.001 - 6.125                    10.70
                      6.126 - 6.250                    16.96
                      6.251 - 6.375                     4.97
                      6.376 - 6.500                     1.70
                      6.501 - 6.625                     0.78
                      6.626 - 6.750                     0.37
                      6.751 - 6.875                     0.47
                      6.876 - 7.000                     0.03
                      7.126 - 7.250                     0.12
                      7.251 - 7.375                     0.10
                      --------------------------------------
                      Total:                          100.00%

W.A.: 5.972
Lowest: 5.000
Highest: 7.375


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                        5.42%
                      750 - 799                        41.61
                      700 - 749                        32.95
                      650 - 699                        15.05
                      600 - 649                         4.43
                      N/A                               0.55
                      --------------------------------------
                      Total:                          100.00%

W.A.: 739
Lowest: 602
Highest: 842


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                               100.00%
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

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9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Refinance-Cashout                38.59%
                      Purchase                         31.69
                      Refinance-Rate/Term              29.72
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplicationDataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                              52.20%
                      2-Family                         13.61
                      Condo                            10.71
                      4-Family                          7.81
                      3-Family                          6.62
                      PUD Detach                        5.58
                      PUD Attach                        2.23
                      Townhouse                         0.84
                      Condotel                          0.35
                      Unknown                           0.04
                      Other                             0.02
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

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11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                            10.91%
                      2055IE                           10.40
                      2065                              0.05
                      AVM                              23.04
                      Drive-By Form 704                 0.15
                      FULL                             55.29
                      Tax Assessment                    0.16
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Reduced                          64.60%
                      Standard                         27.33
                      Stated                            5.84
                      Rapid                             0.98
                      All Ready Home                    0.76
                      No Ratio                          0.50
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

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13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Investor                         97.62%
                      Secondary                         2.38
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

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14. PMI Providers

                      PMI Providers                  Percent
                      --------------------------------------
                      NONE                             92.30%
                      UGIC                              1.87
                      PMIC                              1.60
                      RMIC                              1.55
                      RGIC                              1.48
                      GEMIC                             0.93
                      TGIC                              0.20
                      MGIC                              0.08
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                       42.63%
                      Florida                          13.22
                      Virginia                          4.03
                      Texas                             3.56
                      Georgia                           2.84
                      Other                            33.72
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California              42.97%
                      Southern California              57.03
                      --------------------------------------
                      Total:                          100.00%


 C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      93117                             0.83%
                      89147                             0.76
                      95116                             0.52
                      91801                             0.51
                      37215                             0.51
                      Other                            96.87
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

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18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                       100.00%
                      --------------------------------------
                      Total:                          100.00%

* MBA method

 C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                               100.00%
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                               100.00%
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                               100.00%
                      --------------------------------------
                      Total:                          100.00%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      300                               1.98%
                      336                               0.12
                      360                              97.89
                      --------------------------------------
                      Total:                          100.00%

W.A.: 358.8 months
Lowest: 300 months
Highest: 360 months


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      295 - 300                         1.98%
                      301 - 342                         0.12
                      349 - 354                         0.34
                      355 - 360                        97.55
                      --------------------------------------
                      Total:                          100.00%

W.A.: 358.0 months
Lowest: 299 months
Highest: 360 months


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age                Percent
                      --------------------------------------
                      0                                29.68%
                      1 - 6                            70.04
                      7 - 12                            0.27
                      --------------------------------------
                      Total:                          100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 8 months


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      <= 20.00                          0.97%
                      20.01 - 25.00                     1.24
                      25.01 - 30.00                     2.37
                      30.01 - 35.00                     2.38
                      35.01 - 40.00                     4.16
                      40.01 - 45.00                     3.84
                      45.01 - 50.00                     3.36
                      50.01 - 55.00                     4.32
                      55.01 - 60.00                     5.64
                      60.01 - 65.00                     8.66
                      65.01 - 70.00                    19.18
                      70.01 - 75.00                    14.25
                      75.01 - 80.00                    21.83
                      80.01 - 85.00                     0.77
                      85.01 - 90.00                     6.94
                      90.01 - 95.00                     0.08
                      --------------------------------------
                      Total:                          100.00%

W.A.: 65.54%
Lowest: 8.70%
Highest: 91.24%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                   Percent
                      --------------------------------------
                      <= 20.00                          0.97%
                      20.01 - 25.00                     1.24
                      25.01 - 30.00                     2.37
                      30.01 - 35.00                     2.38
                      35.01 - 40.00                     4.16
                      40.01 - 45.00                     3.84
                      45.01 - 50.00                     3.50
                      50.01 - 55.00                     4.18
                      55.01 - 60.00                     5.64
                      60.01 - 65.00                     8.66
                      65.01 - 70.00                    19.18
                      70.01 - 75.00                    14.33
                      75.01 - 80.00                    21.85
                      80.01 - 85.00                     0.68
                      85.01 - 90.00                     6.94
                      90.01 - 95.00                     0.08
                      --------------------------------------
                      Total:                          100.00%

W.A.: 65.48%
Lowest: 8.69%
Highest: 90.83%


C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" 1

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                         BoAALT 2004-06 Group 2 - Prelim
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $102,920,605.77
Loan Count: 656
Cut-off Date: 2004-06-01
Avg. Loan Balance: $156,891.17
Avg. Orig. Balance: $157,011.20
W.A. FICO*: 733
W.A. Orig. LTV: 79.56%
W.A. Cut-Off LTV: 79.49%
W.A. Gross Coupon: 6.0394%
W.A. Net Coupon: 5.7839%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 25.91%
% over 100 COLTV: 6.66%
% with PMI: 26.10%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.26%
W.A. MI Adjusted LTV: 72.12%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.61%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

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2. Original Balance

                      Original Balance               Percent
                      --------------------------------------
                      <= 50,000                         0.54%
                      50,001 - 150,000                 35.00
                      150,001 - 250,000                40.15
                      250,001 - 350,000                22.48
                      350,001 - 450,000                 0.74
                      450,001 - 550,000                 0.49
                      550,001 - 650,000                 0.61
                      --------------------------------------
                      Total:                          100.00%

Average: $157,011.20
Lowest: $30,000.00
Highest: $630,000.00

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

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3. Cut-Off Balance

                      Cut-Off Balance                Percent
                      --------------------------------------
                      <= 50,000                         0.54%
                      50,001 - 150,000                 35.00
                      150,001 - 250,000                40.15
                      250,001 - 350,000                22.48
                      350,001 - 450,000                 0.74
                      450,001 - 550,000                 0.49
                      550,001 - 650,000                 0.61
                      --------------------------------------
                      Total:                          100.00%

Average: $156,891.17
Lowest: $29,650.07
Highest: $629,416.49

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

4. Index

                      Index                          Percent
                      --------------------------------------
                      FIX                             100.00%
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

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5. Product Type

                      Product Type                   Percent
                      --------------------------------------
                      30 YR FIXED                      98.46%
                      20 YR FIXED                       1.24
                      25 YR FIXED                       0.30
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

6. Coupon

                      Coupon                       Percent
                      --------------------------------------
                      4.626 - 4.750                     0.12%
                      4.751 - 4.875                     0.12
                      5.001 - 5.125                     0.10
                      5.126 - 5.250                     0.22
                      5.251 - 5.375                     1.24
                      5.376 - 5.500                     1.69
                      5.501 - 5.625                     2.33
                      5.626 - 5.750                     6.27
                      5.751 - 5.875                    22.97
                      5.876 - 6.000                    21.58
                      6.001 - 6.125                    14.39
                      6.126 - 6.250                    18.15
                      6.251 - 6.375                     6.99
                      6.376 - 6.500                     2.06
                      6.501 - 6.625                     0.84
                      6.626 - 6.750                     0.63
                      6.876 - 7.000                     0.08
                      7.501 - 7.625                     0.21
                      --------------------------------------
                      Total:                          100.00%

W.A.: 6.039
Lowest: 4.750
Highest: 7.625

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

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7. Credit Score

                      Credit Score                   Percent
                      --------------------------------------
                      800 - 849                         3.34%
                      750 - 799                        31.41
                      700 - 749                        46.34
                      650 - 699                        17.53
                      600 - 649                         1.38
                      --------------------------------------
                      Total:                          100.00%

W.A.: 733
Lowest: 621
Highest: 831

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

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8. Lien Position

                      Lien Position                  Percent
                      --------------------------------------
                      1                               100.00%
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

9. Loan Purpose

                      Loan Purpose                   Percent
                      --------------------------------------
                      Purchase                         66.51%
                      Refinance-Cashout                18.32
                      Refinance-Rate/Term              15.17
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

-------------------------------------------------------------------------------

10. Property Type

                      Property Type                  Percent
                      --------------------------------------
                      SFR                              66.91%
                      PUD Detach                       12.03
                      Condo                             9.04
                      PUD Attach                        4.96
                      2-Family                          2.66
                      4-Family                          2.09
                      Townhouse                         1.38
                      3-Family                          0.93
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

11. Appraisal Method

                      Appraisal Method               Percent
                      --------------------------------------
                      2055E                             1.88%
                      2055IE                            6.35
                      2065                              0.27
                      AVM                               1.80
                      FULL                             89.69
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

12. Documentation

                      Documentation                  Percent
                      --------------------------------------
                      Standard                         48.99%
                      Stated                           39.99
                      No Ratio                         10.21
                      Rapid                             0.45
                      Reduced                           0.37
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

13. Occupancy Status

                      Occupancy Status               Percent
                      --------------------------------------
                      Primary                         100.00%
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

14. PMI Providers

                      PMI Providers                   Percent
                      --------------------------------------
                      NONE                             73.90%
                      UGIC                             14.72
                      PMIC                              3.33
                      RGIC                              3.05
                      RMIC                              2.01
                      GEMIC                             1.88
                      TGIC                              0.43
                      Unknown                           0.38
                      MGIC                              0.30
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

15. State

                      State                          Percent
                      --------------------------------------
                      California                       16.15%
                      Florida                          13.42
                      Texas                             7.86
                      Virginia                          5.95
                      Maryland                          5.63
                      Other                            50.99
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

16. California

                      California                     Percent
                      --------------------------------------
                      Northern California              35.57%
                      Southern California              64.43
                      --------------------------------------
                      Total:                          100.00%

C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

17. Zip Code

                      Zip Code                       Percent
                      --------------------------------------
                      90402                             0.61%
                      22193                             0.55
                      28031                             0.53
                      33140                             0.50
                      60077                             0.49
                      Other                            97.32
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

18. Delinquency*

                      Delinquency*                   Percent
                      --------------------------------------
                      0-29 days                       100.00%
                      --------------------------------------
                      Total:                          100.00%

* MBA method
  C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                      Times 30 Days DLQ              Percent
                      --------------------------------------
                      0                                99.69%
                      1                                 0.31
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

20. Convertible Flag

                      Convertible Flag               Percent
                      --------------------------------------
                      N                               100.00%
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

21. Buydown Agreement

                      Buydown Agreement              Percent
                      --------------------------------------
                      N                               100.00%
                      --------------------------------------
                      Total:                          100.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

22. Original Term

                      Original Term                  Percent
                      --------------------------------------
                      240                               1.24%
                      300                               0.30
                      360                              98.46
                      --------------------------------------
                      Total:                          100.00%

W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                      Cut-Off Remaining Term         Percent
                      --------------------------------------
                      235 - 240                         1.24%
                      295 - 300                         0.30
                      349 - 354                         0.08
                      355 - 360                        98.38
                      --------------------------------------
                      Total:                          100.00%

W.A.: 357.7 months
Lowest: 238 months
Highest: 360 months

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                      Cutoff Loan Age                Percent
                      --------------------------------------
                      0                                35.53%
                      1 - 6                            64.39
                      7 - 12                            0.08
                      --------------------------------------
                      Total:                          100.00%

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

25. OLTV

                      OLTV                           Percent
                      --------------------------------------
                      <= 20.00                          0.03%
                      20.01 - 25.00                     0.28
                      25.01 - 30.00                     0.56
                      30.01 - 35.00                     0.24
                      35.01 - 40.00                     0.80
                      40.01 - 45.00                     0.91
                      45.01 - 50.00                     1.99
                      50.01 - 55.00                     1.93
                      55.01 - 60.00                     1.63
                      60.01 - 65.00                     2.32
                      65.01 - 70.00                     5.43
                      70.01 - 75.00                     7.73
                      75.01 - 80.00                    50.24
                      80.01 - 85.00                     2.03
                      85.01 - 90.00                     8.21
                      90.01 - 95.00                     1.11
                      95.01 - 100.00                    7.68
                      >= 100.01                         6.88
                      --------------------------------------
                      Total:                          100.00%

W.A.: 79.56%
Lowest: 15.06%
Highest: 103.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------

26. Cut-Off LTV

                      Cut-Off LTV                    Percent
                      --------------------------------------
                      <= 20.00                          0.03%
                      20.01 - 25.00                     0.28
                      25.01 - 30.00                     0.56
                      30.01 - 35.00                     0.24
                      35.01 - 40.00                     0.80
                      40.01 - 45.00                     0.91
                      45.01 - 50.00                     1.99
                      50.01 - 55.00                     1.93
                      55.01 - 60.00                     1.63
                      60.01 - 65.00                     2.32
                      65.01 - 70.00                     5.49
                      70.01 - 75.00                     7.78
                      75.01 - 80.00                    50.13
                      80.01 - 85.00                     2.03
                      85.01 - 90.00                     8.32
                      90.01 - 95.00                     1.00
                      95.01 - 100.00                    7.89
                      >= 100.01                         6.66
                      --------------------------------------
                      Total:                          100.00%

W.A.: 79.49%
Lowest: 15.06%
Highest: 103.00%

     C:\Documents and Settingsnbkz64yApplication DataCarlisleGroupCAS3" l

--------------------------------------------------------------------------------


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.